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                                                                    EXHIBIT 99.2

                   OFFICE OF THE COMPTROLLER OF THE CURRENCY
                               Washington, D.C.
                                _______________

                                 FORM 10-KSB/A
                               (Amendment No. 1)

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2000

    OR

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange
    Act of 1934

                                _______________

                  FIRST COMMUNITY BANK, NATIONAL ASSOCIATION
       (Exact name of small business issuer as specified in its charter)

        UNITED STATES                                   76-0457786
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

                              14200 GULF FREEWAY
                             HOUSTON, TEXAS 77034
          (Address of principal executive offices including zip code)

                                (281) 996-1000
               (Issuer's telephone number, including area code)

                                _______________

     Check whether the issuer (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ].

     Check if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained in this form, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

     Issuer's revenues for the fiscal year ended December 31, 2000: $17,432,673.

     The aggregate market value of the voting and non-voting common equity held by non-affiliates as of February 28, 2001 computed by reference to the price at which the common equity was last sold, of $21.50 per share, was $21,386,781.

     As of February 28, 2001, the number of outstanding shares of Common Stock was 1,159,824.
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                          FIRST COMMUNITY BANK, N.A.
                        FORM 10-KSB/A (Amendment No. 1)

     This Annual Report on Form 10-KSB/A (Amendment No. 1) is filed by First Community Bank, N.A. (the "Registrant") for the sole purpose of adding Exhibit No. 23.1 to the Annual Report on Form 10-KSB for the year ended December 31, 2000 previously filed by the Registrant.

                                       2
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ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Exhibits

    EXHIBIT
    NUMBER              DESCRIPTION OF EXHIBIT
    -------             ----------------------
      2.1*              Agreement and Plan of Reorganization dated as of
                        November 16, 2000 by and among First Community Capital
                        Corporation, First Community Bank, N.A. and First
                        Community Capital Corporation of Delaware, Inc.

      3.1 Articles of Association of the Bank (incorporated herein by reference to Exhibit 2 of the Bank's Registration Statement on Form SB-1 as filed with the Office of the Comptroller and effective on June 16, 1999 (the "Registration Statement")).

      3.2 Bylaws of the Bank (incorporated herein by reference to Exhibit 2 to the Registration Statement).

      4.1 Form of Certificate representing shares of Common Stock (incorporated herein by reference to Exhibit 4 to the Registration Statement).

      4.2 First Community Bank, N.A. Voting and Stock Restriction Agreement dated June 29, 1995 (incorporated herein by reference to Exhibit 6 to the Registration Statement).

      4.3* Indenture, dated as of March 28, 2001, between First Community Capital Corporation, as issuer, and Wilmington Trust Company, as Trustee, with respect to the Junior Subordinated Deferrable Interest Debentures of First Community Capital Corporation.

      4.4* Amended and Restated Declaration of Trust dated as of March 28, 2001 of First Community Capital Trust I.

      4.5* Capital Securities Guarantee Agreement dated as of March 28, 2001 by and between First Community Capital Corporation, as guarantor, and Wilmington Trust Company, as Trustee.

      10.1 First Community Bank, N.A. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 6 to the Registration Statement).

      10.2 First Amendment to the First Community Bank, N.A. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 6 to the Registration Statement).

      10.3 Second Amendment to the First Community Bank, N.A. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 6 to the Registration Statement).

      10.4 Third Amendment to the First Community Bank, N.A. 1996 Stock Option Plan (incorporated herein by reference to Exhibit 10.2 to the Bank's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999).

      23.1**             Consent of Harper Pearson & Company, P.C.
________________________________
*  Previously filed.
**  Filed herewith.

                                       3
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(b)   Reports on Form 8-K


The Bank did not file any Current Report on Form 8-K during the fourth quarter of 2000.

                                  SIGNATURES

In accordance with the regulations of the Office of the Comptroller of the Currency and Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 19, 2001
                              First Community Bank, N.A.

                              By: /s/ Nigel J. Harrison
                                 --------------------------------------
                              Name: Nigel J. Harrison
                              Title: President and Chief Executive Officer

     In accordance with the regulations of the Office of the Comptroller of the Currency and the Exchange Act, this report has been signed below by the following persons on behalf of the registrant in the capacities indicated on April 19, 2001.

By: /s/ Nigel J. Harrison               By: /s/ Barry M. Blocker
   ---------------------------------       ---------------------------------
Name: Nigel J. Harrison                 Name: Barry M. Blocker
Title: Director; President and          Title: Senior Vice President and C.F.O.
       Chief Executive Officer                 (principal financial officer)
       (principal executive officer)

By: /s/ Linn C. Eignus                  By: /s/ George A. Clark, Jr.
   ---------------------------------       ---------------------------------
Name: Linn C. Eignus                    Name: George A. Clark, Jr.
Title: Director                         Title: Director

By: /s/ Robert A. Ferstl                By: /s/ Louis F. Goza
   ---------------------------------       ---------------------------------
Name: Robert A. Ferstl                  Name: Louis F. Goza
Title: Director                         Title: Director

By: /s/ Thomas R. Johnson               By: /s/ Kenneth A. Love
   ---------------------------------       ---------------------------------
Name: Thomas R. Johnson                 Name: Kenneth A. Love
Title: Director                         Title: Director

By: /s/ Charles L. Whynot               By: /s/ Richard L. Wagoner
   ---------------------------------       ---------------------------------
Name: Charles L. Whynot                 Name: Richard L. Wagoner
Title: Director                         Title: Director

By: /s/ George I. Pinder
   ---------------------------------
Name: George I. Pinder
Title: Director

                                       4
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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT AUDITORS

     We consent to incorporation by reference in the registration statement on Form S-8 of First Community Bank, N.A. filed with the Office of the Comptroller of the Currency on May 31, 2000 of our report dated February 16, 2001 related to the statements of condition of First Community Bank, N.A. as of December 31, 2000 and 1999 and the related statements of earnings and comprehensive income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2000, which report is contained in the Annual Report on Form 10-KSB of First Community Bank, N.A. for the year ended
December 31, 2000.

/s/ Harper & Pearson Company

Houston, Texas
April 18, 2001

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